UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-07644

                             Gabelli Capital Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                                   Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                   Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:   1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:   December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

∎ Gabelli Capital Asset Fund	Annual Report To Contractowners

Mario J. Gabelli, CFA

Portfolio Manager

Objective:

Growth of capital.

Current income is a

secondary objective

Portfolio:

At least 80% common

stocks and securities

convertible into common

stocks

Inception Date:

May 1, 1995

Net Assets at

December 31, 2016:

$104,498,124

An Update from Fund Management

For the year ended December 31, 2016, the net asset value (“NAV”) of the Gabelli Capital Asset Fund increased 14.3% compared with an increase of 12.0% for the Standard & Poor’s (S&P) 500 Index.

While 2016 was marred by continued unrest in the Middle East and terrorist incidents around the world, the polarizing U.S. election captivated and dominated the national political conscience. The rise in the market since November 8 has the potential to rank as the largest market post-election move for a new President since the 1961 inauguration of JFK. The so called Trump rally has been fueled by the potential for increased fiscal stimulus, lower corporate and individual taxes, and deregulation.

The fourth quarter saw several interrelated macroeconomic shifts already in motion before the election that were accentuated by its aftermath: higher interest rates, a stronger dollar, and increased inflation expectations. The ten year Treasury note rose from a low of 1.4% in July to 2.5%, while the dollar has strengthened against its trade weighted basket by about 5% over the same time frame.

We are fundamentally bottom up stock pickers. We have chosen to focus on the companies in a subset of industries in which sustainable competitive advantages can be cultivated. We are value investors. Our contribution to the body of work begun by Benjamin Graham and David Dodd has been the concept of Private Market Value (PMV) with a Catalyst® - we seek businesses selling in the public markets at a substantial discount to their PMVs and for which we can identity one or more events that will narrow that discount. We tend to gravitate toward hard assets and cash flow and away from visions of grandeur that may or may not occur in the future.

The largest contributor to performance in 2016 was American diversified media company Time Warner (3.3% of net assets as of December 31, 2016). In October, AT&T and Time Warner announced that they had entered into a definitive agreement under which AT&T will acquire Time Warner in a stock and cash transaction valued at $107.50 per share. Other top contributors were energy and equipment services company RPC Inc. (1.0%), which provides a broad range of specialized oilfield services and has benefitted from the impressive oil run in 2016; and Navistar International (1.1%), manufacturer of class 4-8 trucks, buses, and defense vehicles, as well as diesel engines and parts for the commercial trucking industry. In September, Navistar and Volkswagen (VW) Truck & Bus announced a long anticipated strategic alliance in which the two truck manufacturers would share technology and purchasing efforts in exchange for VW taking a $256 million stake (16.6%) in Navistar.

Detractors from performance included Mexico based Grupo Televisa (2.0%), which suffered over concerns about the peso and the outlook for Mexican growth under President Trump. Additionally, U.S. media company Viacom’s (2.3%) share price dove after the proposed merger with CBS (2.5%) was withdrawn; and CVS Health Corp. (1.5%), the leading pharmacy and pharmacy benefits manager in the country. CVS faces some challenges as a resurgent competitor Walgreens has aligned itself to gain more of the pharmacy market share and in the process won several contracts totaling almost 40 million prescriptions annually.

We appreciate your confidence and trust.

The views expressed above are those of the Gabelli Capital Asset Fund’s portfolio manager as of December 31, 2016 and are subject to change without notice. They do not necessarily represent the current views of Gabelli Funds, LLC (the “Adviser”). The views expressed herein are based on current market conditions and are not intended to predict or guarantee the future performance of any Fund, any individual security, any market, or market segment. The composition of the Fund’s portfolio is subject to change. No recommendation is made with respect to any security discussed herein.

About information in this report:

•	It is important to consider carefully the Fund’s investment objectives, risks, fees, and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

GABELLI CAPITAL ASSET FUND	1

∎ Gabelli Capital Asset Fund	Annual Report To Contractowners

Top Ten Holdings (As of 12/31/2016) (Unaudited)

Company	Percentage of Total Net Assets
Time Warner Inc.	3.3%
Diageo plc	3.1%
Honeywell International Inc.	2.9%
Brown-Forman Corp.	2.9%
CBS Corp.	2.5%
Wells Fargo & Co.	2.4%
Viacom Inc.	2.3%
Waste Management Inc.	2.3%
American Express Co.	2.1%
Grupo Televisa SAB	2.0%

Sector Weightings (Percentage of Net Assets as of 12/31/2016) (Unaudited)

Average Annual Returns (For periods ended 12/31/2016) (Unaudited)

					Since Inception
	1 Year	5 Year	10 Year	15 Year	(5/1/1995)
Gabelli Capital Asset Fund	14.25%	11.08%	6.73%	8.06%	10.04%
S&P 500 Index	11.96	14.66	6.95	6.69	9.08(a)
Russell 3000 Index	12.74	14.67	7.07	7.11	9.22(a)

The S&P 500 Index is an index of 500 primarily large cap U.S. stocks, which is generally considered to be representative of U.S. stock market activity. The Russell 3000 Index is an unmanaged indicator that measures the performance of the 3,000 largest U.S. traded stocks, in which the underlying companies are incorporated in the U.S. Index returns are provided for comparative purposes. Please note that the indices are unmanaged and not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

(a) The S&P 500 Index and the Russell 3000 Index since inception performance results are as of April 30, 1995.

About information in this report:

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (availability within seven business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianlife.com. Current performance may be higher or lower than the performance quoted here. Investment returns and the principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contract owner may pay on distributions or redemption of units.

2	GABELLI CAPITAL ASSET FUND

∎ Gabelli Capital Asset Fund	Annual Report To Contractowners

Growth of a Hypothetical $10,000 Investment (Unaudited)

To give you a comparison, this chart shows you the performance of a hypothetical $10,000 investment made in the Fund and in the S&P 500 and Russell 3000 Indicies. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of distributions.

Past performance is not predictive of future results. The S&P 500 and Russell 3000 Indicies are unmanaged indicators of stock market performance.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

GABELLI CAPITAL ASSET FUND	3

∎ Gabelli Capital Asset Fund	Annual Report To Contractowners

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2016 through December 31, 2016

Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2016.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During Period*

Gabelli Capital Asset Fund
Actual Fund Return	$1,000.00	$1,073.80	1.21%	$6.31
Hypothetical 5% Return	$1,000.00	$1,019.05	1.21%	$6.14

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 366.

4	GABELLI CAPITAL ASSET FUND

∎  Gabelli Capital Asset Fund

Schedule of Investments

December 31, 2016
Shares		Cost	Market Value
Common Stocks — 99.1%
Aerospace and Defense — 7.3%
87,000	Aerojet Rocketdyne Holdings Inc.†	$574,033	$1,561,650
11,800	Curtiss-Wright Corp.	181,776	1,160,648
6,000	HEICO Corp.	56,169	462,900
26,500	Honeywell International Inc.	754,868	3,070,025
160,000	Rolls-Royce Holdings plc	1,219,090	1,317,197
7,360,000	Rolls-Royce Holdings plc, Cl. C†	9,035	9,071

		2,794,971	7,581,491

Automobiles and Components — 0.5%
2,700	BorgWarner Inc.	29,006	106,488
9,500	Dana Inc.	182,328	180,310
9,000	Superior Industries International Inc.	165,832	237,150

		377,166	523,948

Building and Construction — 0.7%
18,000	Herc Holdings Inc.†	673,283	722,880

Building Products — 0.6%
25,000	Griffon Corp.	292,772	655,000

Commercial and Professional Services — 4.2%
60,000	Rollins Inc.	136,043	2,026,800
34,000	Waste Management Inc.	1,260,423	2,410,940

		1,396,466	4,437,740

Consumer Durables — 1.6%
4,000	Cavco Industries Inc.†	113,920	399,400
10,000	Skyline Corp.†	47,937	154,600
40,000	Sony Corp., ADR	724,445	1,121,200

		886,302	1,675,200

Consumer Services — 1.9%
30,000	Boyd Gaming Corp.†	200,939	605,100
12,000	Canterbury Park Holding Corp.	133,016	124,800
4,000	Churchill Downs Inc.	165,667	601,800
58,000	Dover Motorsports Inc.	247,315	133,400
9,500	Las Vegas Sands Corp.	51,835	507,395

		798,772	1,972,495

Consumer Staples — 9.5%
3,000	Archer Daniels Midland Co.	63,720	136,950
64,500	Brown-Forman Corp., Cl. A	610,727	2,983,125
1,000	Bunge Ltd.	50,230	72,240
58,000	Danone SA, ADR	623,523	729,640
31,000	Diageo plc, ADR	1,294,322	3,222,140
12,000	Fomento Economico Mexicano SAB de CV, ADR	395,224	914,520
1,000	Mead Johnson Nutrition Co.	43,983	70,760
11,500	The Coca-Cola Co.	282,662	476,790
32,960	Tootsie Roll Industries Inc.	488,417	1,310,160

		3,852,808	9,916,325

Shares		Cost	Market Value

Diversified Industrial — 0.6%
15,000	ITT Inc.	$281,248	$578,550

Electrical Equipment — 2.3%
27,000	AMETEK Inc.	104,616	1,312,200
24,000	Franklin Electric Co. Inc.	123,540	933,600
1,500	Rockwell Automation Inc.	71,237	201,600

		299,393	2,447,400

Energy — 3.6%
1,800	Anadarko Petroleum Corp.	153,503	125,514
3,000	Chevron Corp.	187,440	353,100
7,000	ConocoPhillips	147,012	350,980
7,000	Devon Energy Corp.	247,910	319,690
8,500	Exxon Mobil Corp.	330,465	767,210
55,000	RPC Inc.	303,654	1,089,550
2,800	Schlumberger Ltd.	202,832	235,060
100,000	Weatherford International plc†	1,091,490	499,000

		2,664,306	3,740,104

Financials — 13.0%
30,000	American Express Co.	746,248	2,222,400
3,520	Argo Group International Holdings Ltd.	76,672	231,968
2,500	BKF Capital Group Inc.†	73,625	21,125
45,000	Griffin Industrial Realty Inc.	621,868	1,427,850
14,000	JPMorgan Chase & Co.	455,342	1,208,060
23,000	Legg Mason Inc.	715,574	687,930
4,000	Marsh & McLennan Companies Inc.	104,159	270,360
27,500	Morgan Stanley	779,027	1,161,875
3,600	Northern Trust Corp.	176,884	320,580
17,000	Ryman Hospitality Properties Inc.	407,480	1,071,170
7,000	State Street Corp.	356,106	544,040
41,000	The Bank of New York Mellon Corp.	1,133,543	1,942,580
45,500	Wells Fargo & Co.	1,357,563	2,507,505

		7,004,091	13,617,443

Health Care — 1.7%
20,000	Boston Scientific Corp.†	140,644	432,600
500	DENTSPLY SIRONA Inc.	10,962	28,865
6,200	Henry Schein Inc.†	306,606	940,602
8,000	Patterson Companies Inc.	238,344	328,240

		696,556	1,730,307

Information Technology — 5.4%
2,000	Blackhawk Network Holdings Inc.†	55,920	75,350
30,000	Corning Inc.	345,420	728,100
78,000	CTS Corp.	715,364	1,747,200
33,000	Cypress Semiconductor Corp.	185,733	377,520
25,000	Diebold Nixdorf Inc.	748,906	628,750
4,000	EchoStar Corp., Cl. A†	85,763	205,560
4,000	Harris Corp.	317,088	409,880
25,000	Internap Corp.†	111,997	38,500
15,000	Texas Instruments Inc.	305,450	1,094,550

See accompanying notes to financial statements.
5

∎  Gabelli Capital Asset Fund

Schedule of Investments (Continued)

December 31, 2016

Shares		Cost	Market Value
Common Stocks (Continued)
Information Technology (Continued)
9,000	Yahoo! Inc.†	$140,929	$348,030

		3,012,570	5,653,440

Machinery — 9.1%
14,500	CIRCOR International Inc.	440,721	940,760
4,000	CLARCOR Inc.	34,625	329,880
140,000	CNH Industrial NV, New York	914,479	1,216,600
12,000	Crane Co.	349,931	865,440
2,500	Deere & Co.	72,250	257,600
9,500	Flowserve Corp.	163,764	456,475
14,000	Graco Inc.	829,404	1,163,260
6,500	IDEX Corp.	224,371	585,390
35,000	Navistar International Corp.†	823,999	1,097,950
9,000	The Eastern Co.	96,433	188,100
42,200	The L.S. Starrett Co., Cl. A	564,111	392,460
2,000	Watts Water Technologies Inc., Cl. A	32,206	130,400
38,000	Xylem Inc.	1,030,403	1,881,760

		5,576,697	9,506,075

Materials — 6.5%
1,080	AdvanSix Inc.†	7,769	23,911
20,000	Ampco-Pittsburgh Corp.	298,243	335,000
6,500	Chemtura Corp.†	145,989	215,800
62,000	Ferro Corp.†	161,493	888,460
50,000	Freeport-McMoRan Inc.†	819,000	659,500
17,000	International Flavors & Fragrances Inc.	835,424	2,003,110
70,000	Myers Industries Inc.	804,903	1,001,000
41,000	Newmont Mining Corp.	1,407,398	1,396,870
3,600	Sensient Technologies Corp.	67,794	282,888

		4,548,013	6,806,539

Media — 17.2%
3,000	AMC Networks Inc., Cl. A†	48,772	157,020
40,000	CBS Corp., Cl. A, Voting	657,673	2,586,000
10,000	Cogeco Inc.	195,072	422,448
6,000	Discovery Communications Inc., Cl. A†	97,267	164,460
12,000	Discovery Communications Inc., Cl. C†	108,025	321,360
11,500	DISH Network Corp., Cl. A†	177,640	666,195
98,000	Grupo Televisa SAB, ADR	1,535,440	2,047,220
1,750	Liberty Broadband Corp., Cl. A†	11,466	126,805
3,050	Liberty Broadband Corp., Cl. C†	46,024	225,914
5,000	Liberty Global plc, Cl. A†	30,677	152,950
12,000	Liberty Global plc, Cl. C†	87,458	356,400
623	Liberty Global plc LiLAC, Cl. A†	4,578	13,681
1,497	Liberty Global plc LiLAC, Cl. C†	13,067	31,691
1,600	Liberty Media Corp.-
	Liberty Braves, Cl. A†	19,320	32,784

Shares		Cost	Market Value
1,600	Liberty Media Corp.- Liberty Braves, Cl. C†	$16,260	$32,944
1,500	Liberty Media Corp.- Liberty Media, Cl. A†	5,307	47,025
1,500	Liberty Media Corp.- Liberty Media, Cl. C†	5,510	46,995
1,600	Liberty Media Corp.- Liberty SiriusXM, Cl. A†	5,739	55,232
1,600	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	5,722	54,272
43,000	Media General Inc.†	262,736	809,690
5,000	Meredith Corp.	159,294	295,750
27,000	MSG Networks Inc., Cl. A†	47,993	580,500
6,000	Scripps Networks
	Interactive Inc., Cl. A	241,516	428,220
8,000	Sinclair Broadcast Group Inc., Cl. A	55,831	266,800
9,000	The Madison Square Garden Co, Cl. A†	123,410	1,543,590
36,000	Time Warner Inc.	1,076,859	3,475,080
20,000	Twenty-First Century Fox Inc., Cl. A	159,632	560,800
63,000	Viacom Inc., Cl. A	2,711,287	2,425,500

		7,909,575	17,927,326

Publishing — 0.9%
50,096	The E.W. Scripps Co., Cl. A†	532,866	968,356

Retailing — 3.3%
32,000	Aaron’s Inc.	172,754	1,023,680
20,500	CVS Health Corp.	633,456	1,617,655
20,000	Hertz Global Holdings Inc.†	736,340	431,200
3,400	Ingles Markets Inc., Cl. A	45,936	163,540
23,000	J.C. Penney Co. Inc.†	200,883	191,130
1,000	The Cheesecake Factory Inc.	34,814	59,880

		1,824,183	3,487,085

Telecommunication Services — 3.7%
1,000	AT&T Inc.	14,052	42,530
21,000	Millicom International
	Cellular SA, SDR	1,411,288	897,339
10,000	Rogers Communications Inc., Cl. B	136,845	385,800
20,000	Telephone & Data Systems Inc.	560,529	577,400
45,000	United States Cellular Corp.†	1,765,535	1,967,400

		3,888,249	3,870,469

Trading Companies and Distributors — 2.9%
22,000	GATX Corp.	771,947	1,354,760
35,000	Kaman Corp.	406,766	1,712,550

		1,178,713	3,067,310

Utilities — 2.6%
21,500	El Paso Electric Co.	193,131	999,750

See accompanying notes to financial statements.
6

∎  Gabelli Capital Asset Fund

Schedule of Investments (Continued)

December 31, 2016

Shares		Cost	Market Value
Common Stocks (Continued)
Utilities (Continued)
20,000	GenOn Energy Inc., Escrow†	$0	$0
30,000	National Fuel Gas Co.	1,634,286	1,699,200

		1,827,417	2,698,950

	Total Common Stocks	$52,316,417	$103,584,433

Principal Amount		Cost	Market Value
U.S. Government Obligations — 0.9%
$961,000	U.S. Treasury Bills,
	0.325% to 0.461%††,
	01/19/17 to 03/02/17	$960,497	$ 960,498

TOTAL INVESTMENTS — 100.0%		$53,276,914	104,544,931
Other Assets and Liabilities (Net) — 0.0%			(46,807)

NET ASSETS — 100.0%			$104,498,124

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.
7

∎  Gabelli Capital Asset Fund

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Investments, at value (cost $53,276,914)	$104,544,931
Receivable for Fund shares sold	28,323
Dividends receivable	126,610

Total Assets	104,699,864

LIABILITIES:
Payable for investment advisory fees	67,036
Payable to custodian	44,773
Payable for legal and audit fees	26,395
Payable for Fund shares redeemed	23,280
Payable for administrative services	22,345
Payable for accounting fees	7,500
Payable for payroll expenses	561
Other accrued expenses	9,850

Total Liabilities	201,740

Net Assets (applicable to 5,344,820 shares outstanding)	$104,498,124

NET ASSETS CONSIST OF:
Paid-in capital	$54,464,192
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(1,234,085)
Net unrealized appreciation on investments	51,268,017

Net Assets	$104,498,124

Shares of Capital Stock, each at $0.001 par value; 500,000,000 shares authorized:
Net Asset Value, offering, and redemption price per share ($104,498,124 ÷ 5,344,820 shares outstanding)	$19.55

Statement of Operations

For the Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $16,839)	$1,659,153
Interest	847

Total Investment Income	1,660,000

EXPENSES:
Advisory fees	758,582
Administrative services fees	252,860
Directors’ fees	67,000
Legal and audit fees	45,810
Accounting fees	45,000
Shareholder communications expenses	17,470
Shareholder services fees	9,384
Custodian fees	7,848
Payroll expenses	2,999
Interest expense	1,501
Miscellaneous expenses	21,714

Total Expenses	1,230,168

Less:
Reimbursements for custody fees*	(176,897)

Net Expenses	1,053,271

Net Investment Income	606,729

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments	7,492,336
Net realized loss on foreign currency transactions	(2,397)

Net realized gain on investments and foreign currency transactions	7,489,939

Net change in unrealized appreciation/depreciation on investments	5,289,322

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	12,779,261

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,385,990

*	The Fund received a one time reimbursement of custody expenses paid in prior years.

See accompanying notes to financial statements.

∎  Gabelli Capital Asset Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
OPERATIONS:
Net investment income	$606,729	$458,775
Net realized gain on investments and foreign currency transactions	7,489,939	11,723,231
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	5,289,322	(22,321,197)

Net Increase/(Decrease) in Net Assets Resulting from Operations	13,385,990	(10,139,191)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(603,194)	(455,797)
Net realized gain	(7,754,299)	(11,633,213)
Return of capital	—	(67,562)

Total Distributions to Shareholders	(8,357,493)	(12,156,572)

Net decrease in net assets from capital share transactions	(2,363,746)	(6,484,860)

Net Increase/(Decrease) in Net Assets	2,664,751	(28,780,623)
NET ASSETS:
Beginning of year	101,833,373	130,613,996

End of year (including undistributed net investment income of $0 and $0, respectively)	$104,498,124	$101,833,373

See accompanying notes to financial statements.

∎  Gabelli Capital Asset Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Year Ended December 31,
	2016		2015	2014	2013	2012

Operating Performance:
Net asset value, beginning of year	$18.59		$23.09	$25.08	$19.86	$18.62

Net investment income(a)	0.12		0.09	0.10	0.16	0.29
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.53		(2.08)	0.08	7.26	2.93

Total from investment operations	2.65		(1.99)	0.18	7.42	3.22

Distributions to Shareholders:
Net investment income	(0.12)		(0.10)	(0.12)	(0.16)	(0.31)
Net realized gain on investments	(1.57)		(2.40)	(2.04)	(2.03)	(1.67)
Return of capital	—		(0.01)	(0.01)	(0.01)	—

Total distributions	(1.69)		(2.51)	(2.17)	(2.20)	(1.98)

Net Asset Value, End of Year	$19.55		$18.59	$23.09	$25.08	$19.86
Total Return †	14.3%		(8.8)%	0.6%	37.5%	17.3%

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of year(in 000’s)	$104,498		$101,833	$130,614	$149,398	$119,645
Ratio of net investment income to average net assets	0.60%		0.39%	0.41%	0.67%	1.43%
Ratio of operating expenses to average net assets	1.22	%(b)	1.20%	1.15%	1.13%	1.21%
Portfolio turnover rate	3%		1%	3%	10%	2%

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data is calculated using the average shares outstanding method.
(b)

During the year ended December 31, 2016, the Fund received a one time reimbursement of custody expenses paid in prior years. Had such reimbursement been included in this calculation, the expense ratio would have been 1.04%.

See accompanying notes to financial statements.

∎  Gabelli Capital Asset Fund

Notes to Financial Statements

December 31, 2016

1.	Organization

The Gabelli Capital Asset Fund is a series of Gabelli Capital Series Funds, Inc. that was incorporated on April 8, 1993 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is growth of capital. Current income is a secondary objective. The Fund commenced investment operations on May 1, 1995. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (“Guardian”) and other selected insurance companies.

2.	Significant Accounting Policies

As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and ask prices or, if there were no ask prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or ask prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and ask prices. If there were no ask prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

∎  Gabelli Capital Asset Fund

Notes to Financial Statements (Continued)

December 31, 2016

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/16
INVESTMENTS IN SECURITIES:
(Market Value):
Common Stocks:
Aerospace and Defense	$ 7,572,420	$ 9,071		$ 7,581,491
Financials	13,596,318	21,125	—	13,617,443
Utilities	2,698,950	—	$ 0	2,698,950
Other Industries (a)	79,686,549	—	—	79,686,549

Total Common Stocks	103,554,237	30,196	0	103,584,433

U.S. Government Obligations	—	960,498	—	960,498

TOTAL INVESTMENTS IN SECURITIES	$103,554,237	$990,694	$ 0	$104,544,931

(a) Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2016. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded

∎  Gabelli Capital Asset Fund

Notes to Financial Statements (Continued)

December 31, 2016

on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income

Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Expenses

Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to recharacterization of distributions. These reclassifications have no impact on the net asset value (“NAV”) per share of the Fund. For the year ended December 31, 2016, reclassifications were made to decrease net investment income by $3,535 and decrease accumulated distributions in excess of net realized gain on investments and foreign currency transactions by $3,535.

The tax character of distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$ 610,515	$ 548,705
Net long term capital gains	7,746,978	11,540,305
Return of capital	—	67,562
Total distributions paid	$8,357,493	$12,156,572

∎  Gabelli Capital Asset Fund

Notes to Financial Statements (Continued)

December 31, 2016

Provision for Income Taxes

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2016, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed long-term capital gains	$1,027
Net unrealized appreciation on investments and foreign currency translations	50,032,905

Total	$50,033,932

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2016, the difference between book basis and tax basis unrealized appreciation was primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2016:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$54,512,026	$54,275,168	$(4,242,263)	$50,032,905

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2016, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2016, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.	Agreements with Affiliated Parties

The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of certain aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser. The Fund entered into a shareholder services agreement with The Guardian Insurance & Annuity Company, Inc. (“Guardian”), whereby Guardian provides various administrative services, including maintenance of books and records, reconciliations with respect to Fund purchase and redemption orders, and telephone support for contract owners, as well as providing advice to the Adviser with respect to relevant insurance laws, regulations, and related matters and IRS regulations with respect to variable contracts. As compensation for its services, the Fund pays Guardian a fee, computed daily and paid monthly, at the annual rate of 0.25% of the value of its average daily net assets.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receives an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

∎  Gabelli Capital Asset Fund

Notes to Financial Statements (Continued)

December 31, 2016

4.	Portfolio Securities

Purchases and sales of securities during the year ended December 31, 2016, other than short term securities and U.S. Government obligations, aggregated $2,670,530 and $13,726,495, respectively.

5.	Transactions with Affiliates

During the year ended December 31, 2016, the Fund paid $11,982 in brokerage commissions on security trades to G.research, LLC, an affiliate of the adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Investment Advisory Agreement. During the year ended December 31, 2016, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

6.	Line of Credit

The Fund participates in an unsecured line of credit, which expires on March 9, 2017 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bears interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in Interest expense in the Statement of Operations. At December 31, 2016, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2016 was $67,982 with a weighted average interest rate of 1.08%. The maximum amount borrowed at any time during the year ended December 31, 2016 was $602,000.

7.	Capital Stock

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	193,177	$3,815,927	95,338	$2,174,023
Shares issued upon reinvestment of distributions	425,752	8,357,494	643,205	12,156,572
Shares redeemed	(750,607)	(14,537,167)	(918,966)	(20,815,455)
Net decrease	(131,678)	$(2,363,746)	(180,423)	$(6,484,860)

8.	Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.	Subsequent Events

Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli Capital Asset Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Gabelli Capital Series Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Capital Asset Fund (the “Fund”), the sole series of Gabelli Capital Series Funds, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2017

∎  Gabelli Capital Asset Fund

Additional Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and officers and is available without charge, upon request, by writing to Gabelli Capital Series Funds, Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

Interested Directors[3]

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 74	Since 1995	31	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

Arthur V. Ferrara Director Age: 86	Since 1995	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993 – 1995)	—

Independent Directors[5]

Anthony J. Colavita Director Age: 81	Since 1995	36	President of the law firm of Anthony J. Colavita, P.C.	—

Clarence A. Davis Director Age: 75	Since 2015	3	Former Chief Executive Officer of Nestor, Inc. (2007-2009); Former Chief Operating Officer (2000-2005) and Chief Financial Officer (1999-2000) of the American Institute of Certified Public Accountants	Director of Telephone & Data Systems, Inc. (telephone services); Director of Pennichuck Corp. (water supply) (2009-2012)

Mary E. Hauck Director Age: 74	Since 2014	4	Retired Senior Manager of the Gabelli- O’Connor Fixed Income Mutual Funds Management Company	—

William F. Heitmann Director Age: 67	Since 2015	4	Managing Director and Senior Advisor of Perlmutter Investment Company (real estate); Senior Vice President of Finance, Verizon Communications, and President, Verizon Investment Management (1971-2011)	Director and Audit Committee Chair of DRS Technologies (defense electronic systems)

Kuni Nakamura Director Age: 48	Since 2015	20	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthony R. Pustorino Director Age: 91	Since 1995	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2004-2011)

∎  Gabelli Capital Asset Fund

Additional Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

Werner J. Roeder, MD Director Age: 76	Since 1995	23	Practicing private physician; Former Medical Director of Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris Director Age: 82	Since 1995	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

∎  Gabelli Capital Asset Fund

Additional Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

Officers

Bruce N. Alpert President Age: 65	Since 1995	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010

Andrea R. Mango Secretary Age: 44	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 58	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2010; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since November 2016; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 57	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

1.	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2.

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3.

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mr. Ferrara is considered an interested person because of his affiliation with The Guardian Life Insurance Company of America, that provides administrative services to the Fund’s contractowners.

4.

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

5.	Directors who are not interested persons are considered “Independent” Directors.

∎  Gabelli Capital Asset Fund

2016 Tax Notice to Shareholders (Unaudited)

For the year ended December 31, 2016, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.124 per share, and long term capital gains totaling $7,746,978 or the maximum allowable. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2016, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.05% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 100% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2016 which was derived from U.S. Treasury securities was 0.05%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $33,301 for 2015 and $34,300 for 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2016.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,600 for 2015 and $3,700 for 2016. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $78 for 2015 and $74 for 2016. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $37,638 for 2015 and $35,321 for 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Gabelli Capital Series Funds, Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/08/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/08/2017

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/08/2017

* Print the name and title of each signing officer under his or her signature.